Q4 2019 earnings release January 21, 2020 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our acquisitions of First Bancorp of Durango, Inc., Southern Colorado Corp., and the operating assets of Interstate Capital Corporation and certain of its affiliates) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets, or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally, or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 12, 2019. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of December 31, 2019. PAGE DISCLAIMER

COMPANY OVERVIEW PAGE Triumph Bancorp, Inc. (NASDAQ: TBK) (“Triumph”) is a financial holding company headquartered in Dallas, Texas. Triumph offers a diversified line of community banking, national lending, and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com TOTAL ASSETS $5.1 billion MARKET CAP $949.2 million TOTAL LOANS $4.2 billion TOTAL DEPOSITS $3.8 billion Data is as of and for the quarter ended December 31, 2019

PLATFORM OVERVIEW – BRANCH NETWORK PAPAGE GE 61 TOTAL BRANCHES 37 in Colorado 15 in Illinois 3 in Iowa 3 in New Mexico 2 in Kansas 1 in Texas BRANCH LOCATIONS as of December 31, 2019

PLATFORM OVERVIEW – LENDING PAG PAGE E 27% Texas GEOGRAPHIC LENDING CONCENTRATIONS1 as of December 31, 2019 23% Colorado 1% Kansas 7% Iowa 13% Illinois 4% New Mexico 1 States with a physical branch presence. Excludes factored receivables

Q4 2019 RESULTS AND RECENT DEVELOPMENTS PAGE Diluted earnings per share of $0.66 for the quarter Total loans held for investment decreased $14.9 million The community banking portfolio decreased $113.0 million, the commercial finance portfolio decreased $25.6 million, and the national lending portfolio increased $123.7 million Deposit growth of $92.1 million, or 2.5% Noninterest bearing demand deposit growth of $55.5 million, or 7.4% Repurchased 392,557 shares of common stock into treasury stock under the stock repurchase program at an average price of $36.69, for a total of $14.4 million $16.7 million Net income to common stockholders LOAN CHANGE (0.4%) Loans Held for Investment NIM 5.72% Net Interest Margin1 ROATCE 14.54% Return on Average Tangible Common Equity2 TCE/TA 9.16% Tangible Common Equity / Tangible Assets2 1 Includes discount accretion on purchased loans of $1,555 in Q4 2019 2 Reconciliations of non-GAAP financial measures can be found at the end of the presentation

PAPAGE GE NET INTEREST INCOME TO AVERAGE ASSETS Q4 5.22% Goal 6.00 - 6.50% NET OVERHEAD RATIO Q4 3.46% Goal 3.00 - 3.50% Annualized performance metrics presented are for the three months ended December 31, 2019 Reconciliations of these financial measures can be found at the end of the presentation LONG TERM PERFORMANCE GOALS VS ACTUAL Q4 PRE-PROVISION NET REVENUE Q4 1.76% Goal > 3.00% CREDIT COSTS Q4 0.03% Goal < 0.30% TAXES Q4 0.42% Goal ~ 0.57% RETURN ON AVERAGE ASSETS Q4 1.31% Goal > 2.00% AVERAGE TANGIBLE COMMON EQUITY TO AVERAGE ASSETS Q4 9.03% Goal ~ 8.75% RETURN ON AVERAGE TANGIBLE COMMON EQUITY (“ROATCE”) Goal > 20.00% Q4 14.54%

LOAN PORTFOLIO PAGEPAGE TOTAL LOANS COMMUNITY BANKING Focused on core deposit generation and business lending in the communities we serve COMMERCIAL FINANCE Factoring, asset based lending, and equipment finance produce top tier return on assets NATIONAL LENDING Mortgage warehouse to provide portfolio diversification, premium finance to complement our commercial finance products, and liquid credit to opportunistically scale our loan portfolio $4,197.3 Total loans include $2.7 million of 1-4 residential mortgage loans held for sale Chart data labels – dollars in millions $2,096.4 50% $1,250.5 30% $850.4 20% $4,197.3

LOAN PORTFOLIO DETAIL PAGEPAGE COMMUNITY BANKING 50% of Total Portfolio NATIONAL LENDING 20% of Total Portfolio COMMERCIAL FINANCE 30% of Total Portfolio $2,096.4 $850.4 $1,250.5 Chart data labels – dollars in millions (1) Includes $2.7 million of mortgage loans held for sale $1,544.7 74% $529.8 25% $21.9 1% $2,096.4 $620.0 50% $461.5 37% $169.0 13% $1,250.5 $668.0 78% $81.4 10% $101.0 12% $850.4

TRIUMPH BUSINESS CAPITAL FACTORING PAGE PAGE Yield of 17.20% in the current quarter Average annual charge-off rate of 0.39% over the past 3 years * On June 2, 2018, we acquired $131.0 million of transportation factoring assets via the acquisition of Interstate Capital Corporation and certain of its affiliates [Pie Chart] Transportation Non-Transportation 81% 19% [Bar/Line Chart] Total Purchases Number of Invoices Purchased [Bar Chart] Average Invoice Size

TRANSPORTATION FINANCE PAGE Gross transportation revenue consists of factoring revenue from transportation clients, interest and fees from commercial loans to borrowers in transportation industries, transportation related insurance commissions, and revenue from TriumphPay. Total gross revenue consists of total interest income and noninterest income. Transportation assets include transportation related factored receivables and commercial loans to borrowers in transportation industries. By proudly banking the trucking industry, we intend to be a dominant player in a large industry that is a profitable sector for a well-positioned bank. Products we offer to transportation clients include: Checking Treasury management Factoring Equipment finance TriumphPay Commercial lending Fuel cards Premium finance Insurance brokerage [Bar Chart] Gross Transportation Revenue as a percent of Total Gross Revenue Transportation Assets as a percent of Total Assets

CARRIER PAYMENT PLATFORM CLIENTS ON PLATFORM PAGE [Bar/Line Chart] Invoice and Payment Trends Number of Invoices Payment Amounts Processed Total payment amounts processed (annualized) Total invoices processed (annualized)

LOAN PORTFOLIO PAGE [Bar Chart] NCOs / Average Loans Net Chargeoffs [Bar Chart] NPAs / Total Assets Non-performing assets [Bar/Line Chart] Acquired Loans Purchase Discount Remaining Discount Accretion Recognized [Bar Chart] ALLL / Total Loans ALLL

DEPOSIT MIX PAGPAGE E [Bar Chart] Deposit Balances [Pie Chart] Deposit Mix Non-interest bearing demand Interest bearing demand Individual retirement accounts Money market Savings Certificates of deposit Brokered deposits 21% 15% 3% 13% 10% 29% 9%

FINANCIAL HIGHLIGHTS

Key Metrics	As of and For the Three Months Ended December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Performance ratios - annualized					
Return on average assets	1.31%	1.17%	1.09%	1.33%	1.60%
Return on average tangible common equity (ROATCE) [(1)]	14.54%	12.56%	11.19%	13.43%	16.73%
Yield on loans[(2)]	7.48%	7.63%	7.95%	7.99%	8.14%
Cost of total deposits	1.15%	1.19%	1.14%	0.99%	0.91%
Net interest margin[(2)]	5.72%	5.85%	5.99%	6.15%	6.34%
Net non-interest expense to average assets	3.46%	3.64%	3.68%	3.70%	3.55%
Efficiency ratio	70.15%	71.93%	71.37%	70.54%	65.52%
Asset Quality[(3)]					
Non-performing assets to total assets	0.87%	0.91%	0.86%	0.84%	0.84%
ALLL to total loans	0.69%	0.76%	0.77%	0.76%	0.76%
Net charge-offs to average loans	0.08%	0.01%	0.05%	0.03%	0.05%
Capital[(4)]					
Tier 1 capital to average assets	10.03%	10.37%	10.84%	11.32%	11.08%
Tier 1 capital to risk-weighted assets	10.29%	10.08%	11.08%	11.76%	11.49%
Common equity tier 1 capital to risk-weighted assets	9.45%	9.26%	10.19%	10.81%	10.55%
Total capital to risk-weighted assets	12.75%	11.79%	12.88%	13.62%	13.35%
Per Share Amounts					
Book value per share	$ 25.50	$ 24.99	$ 24.56	$ 24.19	$ 23.62
Tangible book value per share [(1)]	$ 17.88	$ 17.40	$ 17.13	$ 16.82	$ 16.22
Basic earnings per common share	$ 0.67	$ 0.56	$ 0.48	$ 0.55	$ 0.68
Diluted earnings per common share	$ 0.66	$ 0.56	$ 0.48	$ 0.55	$ 0.67

TRIUMPH

1) Reconciliations of non-GAAP financial measures can be found at the end of the presentation. Adjusted metrics exclude material gains and expenses related to merger and acquisition-related activities, net of tax where applicable. 2) Includes discount accretion on purchased loans of $1,411 in 4Q18, $1,557 in 1Q19, $1,297 in 2Q19, $1,159 in 3Q19, and $1,555 in 4Q19 (dollars in thousands). 3) Asset quality ratios exclude loans held for sale. 4) Current quarter ratios are preliminary

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NON-GAAP FINANCIAL RECONCILIATION PAGE Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2019 2019 2019 2019 2018 Average total stockholders' equity $647,546 $646,041 $652,347 $644,960 $632,126 Average preferred stock liquidation preference — — — — 2,624 Average total common stockholders' equity 647,546 646,041 652,347 644,960 629,502 Average goodwill and other intangibles 191,551 193,765 196,002 198,389 200,754 Average tangible common stockholders' equity $455,995 $452,276 $456,346 $446,571 $428,748 Net income available to common stockholders $16,709 $14,317 $12,730 $14,788 $18,085 Average tangible common equity 455,995 452,276 456,346 446,571 428,748 Return on average tangible common equity 14.54% 12.56% 11.19% 13.43% 16.73% Net interest income $66,408 $64,765 $63,419 $61,311 $64,881 Non-interest income 8,666 7,742 7,623 7,538 6,794 Operating revenue $75,074 $72,507 $71,042 $68,849 $71,675 Non-interest expenses $52,661 $52,153 $50,704 $48,566 $46,962 Efficiency ratio 70.15% 71.93% 71.37% 70.54% 65.52% Non-interest expenses $52,661 $52,153 $50,704 $48,566 $46,962 Non-interest income 8,666 7,742 7,623 7,538 6,794 Net non-interest expenses $43,995 $44,411 $43,081 $41,028 $40,168 Average total assets $5,050,860 $4,840,540 $4,694,647 $4,501,760 $4,488,918 Net non-interest expense to average assets ratio 3.46% 3.64% 3.68% 3.70% 3.55%

NON-GAAP FINANCIAL RECONCILIATION PAGE Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2019 2019 2019 2019 2018 Total stockholders' equity $636,590 $633,693 $643,362 $646,216 $636,607 Goodwill and other intangibles (190,286) (192,440) (194,668) (197,015) (199,417) Tangible common stockholders' equity $446,304 $441,253 $448,694 $449,201 $437,190 Common shares outstanding at end of period 24,964,961 25,357,985 26,198,308 26,709,411 26,949,936 Tangible book value per share $17.88 $17.40 $17.13 $16.82 $16.22 Total assets at end of period $5,060,297 $5,039,697 $4,783,189 $4,529,783 $4,559,779 Goodwill and other intangibles (190,286) (192,440) (194,668) (197,015) (199,417) Tangible assets at period end $4,870,011 $4,847,257 $4,588,521 $4,332,768 $4,360,362 Tangible common stockholders' equity ratio 9.16% 9.10% 9.78% 10.37% 10.03%

NON-GAAP FINANCIAL RECONCILIATION PPAGE AGE Ratios may not recalculate due to rounding Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended December 31, 2019 December 31, 2019 (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Return on average total assets: Net interest income $66,408 Net interest income to average assets 5.22% Average total assets 5,050,860 Net noninterest expense to average assets ratio (3.46%) Net interest income to average assets 5.22% Pre-provision net revenue to average assets 1.76% Credit costs to average assets (0.03%) Net noninterest expense to average total assets: Taxes to average assets (0.42%) Total noninterest expense $52,661 Return on average assets 1.31% Total noninterest income 8,666 Net noninterest expense $43,995 Average tangible common equity to average assets: Average total assets 5,050,860 Average tangible equity $455,995 Net noninterest expense to average assets ratio 3.46% Average assets 5,050,860 Average tangible equity to average assets 9.03% Pre-provision net revenue to average total assets: Net interest income $66,408 Return on average tangible common equity: Net noninterest expense 43,995 Return on average assets 1.31% Pre-provision net revenue $22,413 Average tangible equity to average assets 9.03% Average total assets 5,050,860 Return on average tangible common equity: 14.54% Pre-provision net revenue to average assets 1.76% Credit costs to average total assets: Provision for loan losses $382 Average total assets 5,050,860 Credit costs to average assets 0.03% Taxes to average total assets: Income tax expense $5,322 Average total assets 5,050,860 Taxes to average assets 0.42%

Appendix

FACTORING 101


CLIENT
ACCOUNT DEBTOR
FACTOR
TRIUMPH
BUSINESS CAPITAL

TRIUMPH BUSINESS CAPITAL ECONOMICS:*

1. Our client performs services for the account debtor.
2. The client generates an invoice for $1,000 payable in 30 days.
3. The client sells the invoice to Triumph (factor), who pays the client $900 ($1,000 less a 10% cash reserve or "holdback").
4. Triumph employs $900 of funds to acquire the invoice. We charge a 2.5% discount fee ($25), which reflects a ~2.8% yield on the actual funds employed. Assuming a similarly sized invoice, with the client, was collected ("turned") every 36 days (or ~10 times per year) Triumph's annualized yield on the $900 of Net Funds Employed is ~28% ($25 fee * 10 purchases annually / $900).
5. When the invoice is collected, the 10% holdback less our fee is paid to the client.

WHAT IS FACTORING?

- Factoring is one of the oldest forms of finance.
- Factoring is a financial transaction in which a business *sells* its accounts receivable to a third party (factor) at a discount. A business typically factors its receivable assets to meet its present and immediate cash needs. The transaction is a purchase of an invoice, not a loan.

WHAT IS THE MARKET?

- Factoring industry data is limited. Based on IFA* studies and discussions with industry experts, we estimate the market, excluding traditional factoring (textiles, furniture, etc.), at ~$120B in annual purchases.
  - Given these estimates, we assume transportation factoring is 45-50% of that market or approximately $60B.
    - We represent ~5% of the total market and ~10% of the transportation market.
    - We are among the 3 largest discount transportation factors and in the top 10 overall of discount factors.

WHO ARE OUR CLIENTS?

- Our typical client has limited financial systems.
- We can factor clients with historical losses, little (if any) net worth, early stage (less than 3 years activity) businesses, turnarounds and restructurings.

WHO IS TRIUMPH BUSINESS CAPITAL?

- We are a highly specialized factor in the transportation space factoring 3 groups of clients:
  - Recourse trucking
  - Non-recourse trucking (owner / operators)
  - Freight brokers
  - Other industry verticals
    - Similar collateral and portfolio servicing characteristics (staffing, warehousing, etc.)

TRIUMPH

Source: http://www.factoring.org
*Illustrative Example of a factoring Transaction

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TRIUMPHPAY 101



(Client) Broker
1
Approved Invoice
TRIUMPH PAY
QuickPay
2
Yes
Pay Carrier $1,960
24h
No
5
Pay Carrier $2,000
35
3
TBC drafts $2,000 from Broker
34
$20 revenue share paid monthly
4
TRIUMPH PAY

WHAT IS TRIUMPHPAY?

TriumphPay is a reverse factoring product that connects our proprietary payment processing system with a broker or third party logistics' (3PL) transportation management and accounting system to facilitate payments to carriers, provide improved liquidity options to clients, and generate enhanced revenue opportunities for both TBK and the client through QuickPay programs.

WHAT IS THE MARKET?

Based on our analysis of the third party logistics/broker portion of the for-hire trucking market, we estimate the market to be ~$170 billion.

WHO IS THE CUSTOMER?

Large and mid-sized freight brokers and 3PL firms who are suffering from factor fatigue, desire enhanced liquidity options and expanded revenue opportunities.

TRIUMPHPAY ECONOMICS:*

1. Client approves invoice for $2,000. Payment terms are 35 days.
2. Carrier opts for QuickPay. Triumph pays the carrier $1,960 same day or next day. The $40 difference represents the QuickPay fee. In this example arrangement, that fee is then split between the broker and Triumph, $20 each.
3. At day 35, Triumph drafts $2,000 from the broker.
4. The $20 fee retained by Triumph equates to an annualized yield of 9.6%

NO QUICKPAY

5. If the carrier declines to use QuickPay, at day 34 Triumph drafts $2,000 from Broker. Triumph then pays the Carrier on day 35 by wire, ACH or check. Two day average float to Triumph.

TRIUMPH

*Illustrative Example of a TriumphPay Transaction

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